EXECUTION COPY





                                    CARCORP, INC.,


                            COLLINS & AIKMAN PRODUCTS CO.,
                                  as Master Servicer

                                          and

                                    CHEMICAL BANK,
                                      as Trustee




                               SERIES 1995-1 SUPPLEMENT

                              Dated as of March 30, 1995

                                          to

                                   POOLING AGREEMENT

                              Dated as of March 30, 1995





                                   C&A MASTER TRUST

                                   TABLE OF CONTENTS

                                                                       Page


                                       ARTICLE I

                                      DEFINITIONS  . . . . . . . . . .    1
                SECTION 1.1.  Definitions  . . . . . . . . . . . . . .    1

                                      ARTICLE II

                    DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                               OF THE TERM CERTIFICATES  . . . . . . .   24
                SECTION 2.1.  Designation  . . . . . . . . . . . . . .   24
                SECTION 2.2.  The Series 1 Certificates  . . . . . . .   25
                SECTION 2.3.  Delivery . . . . . . . . . . . . . . . .   25
                SECTION 2.4.  Tender of Exchangeable Company
                                Certificate  . . . . . . . . . . . . .   26
                SECTION 2.5.  Restrictions on Transfer.  . . . . . . .   27
                SECTION 2.6.  Application of Proceeds. . . . . . . . .   28
                SECTION 2.7.  Procedure for Decreasing the Invested
                                Amount . . . . . . . . . . . . . . . .   29

                                      ARTICLE III

                             ARTICLE III OF THE AGREEMENT  . . . . . .   30
                SECTION 3A.2.  Establishment of Trust Accounts.  . . .   30
                SECTION 3A.3.  Daily Allocations.  . . . . . . . . . .   32
                SECTION 3A.4.  Determination of Interest . . . . . . .   34
                SECTION 3A.5.  Determination of Series 1 Monthly
                                 Principal Payment . . . . . . . . . .   35
                SECTION 3A.6.  Applications  . . . . . . . . . . . . .   35

                                      ARTICLE IV

                               DISTRIBUTIONS AND REPORTS . . . . . . .   37
                SECTION 4A.1.  Distributions . . . . . . . . . . . . .   37
                SECTION 4A.2.  Statements and Notices  . . . . . . . .   38
                Section 4A.3.  Notices . . . . . . . . . . . . . . . .   39

                                       ARTICLE V

                         ADDITIONAL EARLY AMORTIZATION EVENTS  . . . .   39
                SECTION 5.1.  Additional Early Amortization Events . .   39

                                                                       Page


                                      ARTICLE VI

                                     SERVICING FEE . . . . . . . . . .   41
                SECTION 6.1.  Servicing Compensation . . . . . . . . .   41

                                      ARTICLE VII

                       COVENANTS, REPRESENTATIONS AND WARRANTIES . . .   42
                SECTION 7.1.  Representations and Warranties
                                of the Company and the Master
                                Servicer . . . . . . . . . . . . . . .   42
                SECTION 7.2.  Covenants of the Company . . . . . . . .   42
                SECTION 7.3.  Covenants of the Master Servicer . . . .   42

                                     ARTICLE VIII

                                     MISCELLANEOUS . . . . . . . . . .   42
                SECTION 8.1.  Ratification of Agreement  . . . . . . .   42
                SECTION 8.2.  Governing Law  . . . . . . . . . . . . .   43
                SECTION 8.3.  Further Assurances . . . . . . . . . . .   43
                SECTION 8.4.  No Waiver; Cumulative Remedies . . . . .   43
                SECTION 8.5.  Amendments . . . . . . . . . . . . . . .   43
                SECTION 8.6.  Notices  . . . . . . . . . . . . . . . .   43
                SECTION 8.7.  Counterparts . . . . . . . . . . . . . .   44

                                      ARTICLE IX

                                  FINAL DISTRIBUTIONS  . . . . . . . .   44
                SECTION 9.1.  Certain Distributions  . . . . . . . . .   44

           EXHIBITS

             Exhibit A         Form of Class A Certificate, Series 1995-1
             Exhibit B         Form of Class B Certificate, Series 1995-1
             Exhibit C         Form of Subordinated Company Certificate,
                                    Series 1995-1
             Exhibit D         [Reserved]
             Exhibit E         Form of Daily Report
             Exhibit F         Form of Monthly Settlement Statement


           SCHEDULES

             Schedule 1        Trust Accounts

                    SERIES 1995-1 SUPPLEMENT, dated as of March 30, 1995 (this "Supplement"), among Carcorp, Inc., a Delaware corporation (the "Company"), Collins & Aikman Products Co. ("C&A Products"), a Delaware corporation, as master servicer (the "Master Servicer"), and Chemical Bank, a New York banking corporation, in its capacity as Trustee (the "Trustee") under the Agreement (as hereinafter defined).


                                 W I T N E S S E T H :


                    WHEREAS, the parties hereto entered into a Pooling Agreement, dated as of March 30, 1995 (the "Agreement");

                    WHEREAS, the Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

                    WHEREAS, the Company, the Master Servicer and the Trustee wish to supplement the Agreement as hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:


                                       ARTICLE I

                                      DEFINITIONS

                    SECTION 1.1. Definitions. (a) The following words and phrases shall have the following meanings with respect to Series 1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                    "Accrued Expense Amount" shall mean, for each Business
               Day during an Accrual Period, the sum of (i) the Series 1 Daily Interest Expense for such Business Day, (ii) one-tenth of the Series 1 Certificates pro rata portion of the Servicing Fee (up to the Series 1 Certificates pro rata portion of the amount thereof due and payable on the succeeding Distribution Date and zero on each Business Day thereafter until the succeeding Distribution Date) and
               (iii) all Program Costs which have accrued since such preceding Business Day; provided, however, that if by the tenth Business Day of an Accrual Period, the entire amount of (A) the Series 1 Monthly Interest, (B) the Series 1 Certificates pro rata portion of the Servicing Fee and (C) all Program Costs, in each case for such Accrual Period, shall not have been transferred to the applicable Account, the Accrued Expense Amount for such tenth Business Day (and each Business Day thereafter until paid) shall also include the amount of such shortfall. For purposes of clause (ii), the Servicing Fee shall be allocated among each Outstanding Series pro rata based upon the proportion that the Invested Amount for such Series (or, in the case of the Series 2 Certificates, the Aggregate Commitment Amount) bears to the sum of (i) the Invested Amounts for all Outstanding Series (other than Series 2) and (ii) the Aggregate Commitment Amount.

                    "Additional Series Primary Auto Receivables Percentage"
               shall mean, as of any date of determination, the percentage, if any, set forth in, or calculated pursuant to the provisions of, the Supplement relating to a Series of Certificates issued after the Issuance Date and having an interest in PAR Pool II; provided, however, that such percentage shall not exceed, on any date of determination, the fraction (expressed as a percentage) the numerator of which equals the Principal Amount of PAR Pool II allocated to such Series and the denominator of which equals the Principal Amount of PAR Pool II.

                    "Additional Series 2 Receivables" shall mean those
               Receivables, if any, originated by a Seller added to
               Schedule 1 to the Receivables Sale Agreement after the Issuance Date, which Seller's Receivables shall be designated as Additional Series 2 Receivables.

                    "Aged Receivables Ratio" shall mean, as of the last day
               of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables originated by the Sellers that were 61-90 days past due and (b) the aggregate amount of Receivables of such Seller which were charged off as uncollectible prior to the day which is 91 days after its original due date during the Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the fourth prior Settlement Period (including the current Settlement Period).

                    "Aggregate Commitment Amount" shall have the meaning
               set forth in Section 1.1 of the Series 2 Supplement.

                    "Aggregate Non-Series 1 Primary Auto Receivables
               Amount" shall mean, on any day, the sum of (A) the Principal Amount of the Excess Primary Auto Receivables and (B) the lesser of (i) the excess, if any, of the Aggregate Series 1 Receivables Amount over the Series 1 Target Receivables Amount and (ii) the aggregate Principal Amount of Eligible Primary Auto Receivables (other than Excess Primary Auto Receivables).

                    "Aggregate Series 1 Receivables Amount" shall mean, as
               of any day, the aggregate Principal Amount of Eligible Receivables minus (i) the Principal Amount of Excess Primary Auto Receivables, (ii) the Overconcentration Amounts with respect to the Receivables of other Eligible Obligors and
               (iii) the Principal Amount of any Additional Series 2
               Receivables.

                    "Aggregate Series 2 Receivables Amount" shall mean, on
               any day, the sum of the Aggregate Non-Series 1 Primary Auto Receivables Amount and the aggregate Principal Amount of any Additional Series 2 Receivables; provided, however, that the Aggregate Series 2 Receivables Amount shall not include (i) the excess, if any, of (a) the aggregate Principal Amount of all Primary Auto Receivables payable in Canadian Dollars over (b) 25% of the aggregate Principal Amount of all Eligible Primary Auto Receivables in the Trust at the end of the Business Day immediately preceding such date and (ii) if the senior unsecured credit rating of a Primary Auto Obligor (or, if such Primary Auto Obligor is a Subsidiary, its parent) shall be reduced below BBB- by S&P, or Baa3 by Moody's Investors Service, Inc., the Principal Amount of Receivables of such Primary Auto Obligor.

                    "Aggregate Series 2 Receivables Amount Deficiency"
               shall be deemed to occur on any Business Day when, if after giving effect to all allocations and distributions to be made on such day (based upon the VFC Percentage as calculated for such day) the VFC Target Receivables Amount would exceed the Aggregate Series 2 Receivables Amount.

                    "Agreement" shall mean the Pooling Agreement, dated as
               of March 30, 1995, among the Company, the Master Servicer and the Trustee, as amended, supplemented or otherwise modified from time to time.

                    "Carrying Cost Reserve Ratio" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.50 times the Discount Rate as of such day divided by (b) 360.

                    "Class A Additional Interest" shall have the meaning
               assigned in subsection 3A.4(b)(i).

                    "Class A Adjusted Invested Amount" shall mean, on any
               date of determination, the Class A Invested Amount minus the amount on deposit in the Series 1 Principal Collection Sub-subaccount.

                    "Class A Certificate" shall mean a Class A Certificate,
               Series 1995-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                    "Class A Certificateholder" shall mean each holder of a
               Class A Certificate.

                    "Class A Certificate Rate" shall mean, with respect to
               (i) the initial Accrual Period, 6.455% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.33% per annum.

                    "Class A Dilution Reserve Ratio I" shall mean, as of
               any Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    DRR = [(c * d) + [(e-d) * (e/d)]] * f

               Where:

                    DRR = Class A Dilution Reserve Ratio I;

                    c =  the Class A Ratings Multiple;

                    d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                    e = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

                    f = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables and (B) the aggregate outstanding Principal Amount of all

                         Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "Class A Dilution Reserve Ratio II" shall mean, as of
               any Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    DRR = [(c * d) + e] * f

               Where:

                    DRR = Class A Dilution Reserve Ratio II;

                    c =  the Class A Ratings Multiple;

                    d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                    e = the product of (i) the twelve-month sample standard deviation of the Dilution Ratio as of the end of each of the twelve consecutive Settlement Periods immediately preceding such earlier Settlement Report Date and (ii) the Class A Z Value; and

                    f = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables and (B) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "Class A Initial Invested Amount" shall mean
               $100,000,000.00.

                    "Class A Interest Shortfall" shall have the meaning
               assigned in subsection 3A.4(b)(i).

                    "Class A Invested Amount" shall mean, with respect to
               any date of determination, an amount equal to the Class A Initial Invested Amount (plus the Initial Invested Amount of any Class A Certificate issued subsequent to the Issuance
               Date) minus the aggregate amount of distributions to the Class A Certificateholders (including the holders of any such subsequently issued Class A Certificates) made in respect of principal on or prior to such date.

                    "Class A Loss Reserve Ratio I" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    LRR =  [(a * b)/c] * d * e

               Where:

                    LRR = Class A Loss Reserve Ratio I;

                    a = the sum of the aggregate Principal Amount of Receivables originated by the Sellers during the three and one-half Settlement Periods immediately preceding such earlier Settlement Report Date;

                    b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

                    c = the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

                    d =  the Class A Ratings Multiple; and

                    e =  the Payment Terms Factor.

                    "Class A Loss Reserve Ratio II" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    LRR =  [(a * b)/c] * d * e + f

               Where:

                    LRR = Class A Loss Reserve Ratio II;

                    a = the aggregate Principal Amount of Receivables originated by the Sellers during the three and one-half Settlement Periods immediately preceding such earlier Settlement Report Date;

                    b = the highest two-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

                    c = the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

                    d =  the Class A Ratings Multiple;

                    e =  the Payment Terms Factor; and

                    f = the product of (i) the twelve-month sample standard deviation of the Aged Receivables Ratio as of the end of each of the twelve consecutive Settlement Periods preceding such earlier Settlement Report Date and (ii) the Class A Z Value.

                    "Class A Monthly Interest" shall have the meaning
               assigned in subsection 3A.4(a)(i).

                    "Class A Ratings Multiple" shall mean 2.5.

                    "Class A Ratios" shall mean, on any date of
               determination, the greater of (i) the sum of the Class A Loss Reserve Ratio I and the Class A Dilution Reserve Ratio I, (ii) the sum of the Class A Loss Reserve Ratio II and the Class A Dilution Reserve Ratio II and (iii) the Minimum Class A Ratio.

                    "Class A Z Value" shall mean 2.58.

                    "Class B Additional Interest" shall have the meaning
               assigned in subsection 3A.4(b)(ii).

                    "Class B Adjusted Invested Amount" shall mean, on any
               date of determination, the Class B Invested Amount minus the excess, if any, of the amount on deposit on such date in the Series 1 Principal Collection Sub-subaccount over the Class A Invested Amount.

                    "Class B Certificate" shall mean a Class B Certificate,
               Series 1995-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

                    "Class B Certificateholder" shall mean each holder of a
               Class B Certificate.

                    "Class B Certificate Rate" shall mean, with respect to
               (i) the initial Accrual Period, 6.625% per annum, and (ii) any Accrual Period thereafter, One-Month LIBOR for such Accrual Period plus 0.50% per annum.

                    "Class B Dilution Reserve Ratio I" shall mean, as of
               any Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    DRR = [(c * d) + [(e-d) * (e/d)]] * f

               Where:

                    DRR = Class B Dilution Reserve Ratio I;

                    c =  the Class B Ratings Multiple;

                    d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                    e = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

                    f = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables and (B) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "Class B Dilution Reserve Ratio II" shall mean, as of
               any Settlement Report Date and continuing until the next

               Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    DRR = [(c * d) + e] * f

               Where:

                    DRR = Class B Dilution Reserve Ratio II;

                    c =  the Class B Ratings Multiple;

                    d = the average of the Dilution Ratio during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                    e = the product of (i) the twelve-month sample standard deviation of the Dilution Ratio as of the end of each of the twelve consecutive Settlement Periods immediately preceding such earlier Settlement Report Date and (ii) the Class B Z Value; and

                    f = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables and (B) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "Class B Initial Invested Amount" shall mean
               $10,000,000.00.

                    "Class B Interest Shortfall" shall have the meaning
               assigned in subsection 3A.4(b)(ii).

                    "Class B Invested Amount" shall mean, with respect to
               any date of determination, an amount equal to the Class B Initial Invested Amount (plus the Initial Invested Amount of any Class B Certificates issued subsequent to the Issuance
               Date) minus the aggregate amount of distributions to the Class B Certificateholders (including the holders of any such subsequently issued Class B Certificates) made in respect of principal on or prior to such date.

                    "Class B Loss Reserve Ratio I" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    LRR =  [(a * b)/c] * d * e

               Where:

                    LRR = Class B Loss Reserve Ratio I;

                    a = the aggregate Principal Amount of Receivables originated by the Sellers during the three and one-half Settlement Periods immediately preceding such earlier Settlement Report Date;

                    b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

                    c = the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

                    d =  the Class B Ratings Multiple; and

                    e =  the Payment Terms Factor.

                    "Class B Loss Reserve Ratio II" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    LRR =  [(a * b)/c] * d * e + f

               Where:

                    LRR = Class B Loss Reserve Ratio II;

                    a = the aggregate Principal Amount of Receivables originated by the Sellers during the three and one-half Settlement Periods immediately preceding such earlier Settlement Report Date;

                    b = the highest two-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

                    c = the difference between (i) the aggregate outstanding Principal Amount of all Receivables and (ii) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, originated by the Sellers as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

                    d =  the Class B Ratings Multiple;

                    e =  the Payment Terms Factor; and

                    f = the product of (i) the twelve-month sample standard deviation of the Aged Receivables Ratio as of the end of each of the twelve consecutive Settlement Periods preceding such earlier Settlement Report Date and (ii) the Class B Z Value.

                    "Class B Monthly Interest" shall have the meaning
               assigned in subsection 3A.4(a)(ii).

                    "Class B Ratings Multiple" shall mean 2.0.

                    "Class B Ratios" shall mean, on any date of
               determination, the greater of (i) the sum of the Class B Loss Reserve Ratio I and the Class B Dilution Reserve Ratio I, (ii) the sum of the Class B Loss Reserve Ratio II and the Class B Dilution Reserve Ratio II and (iii) the Minimum Class B Ratio.

                    "Class B Z Value" shall mean 1.96.

                    "Company Exchange" shall have the meaning specified in
               subsection 2.4(b).

                    "Daily Report" shall mean a report prepared by the
               Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit E.

                    "Days Sales Outstanding" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing
               (i) the difference between (A) the aggregate Principal Amount of Receivables and (B) the aggregate bad debt reserve of the Sellers, in each case as at the last day of the Settlement Period immediately preceding such earlier

               Settlement Report Date, by (ii) aggregate Principal Amount of Receivables generated by the Sellers for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

                    "Depository" shall mean The Depository Trust Company,
               the nominee of which is Cede & Co., or any successor thereto.

                    "Depository Agreement" shall have the meaning specified
               in subsection 2.1(b).

                    "Depository Participant" shall mean a broker, dealer,
               bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                    "Dilution Horizon" shall mean the number of days from
               the invoice date with respect to a Receivable until a Dilutive Credit with respect to such Receivable is issued by the related Servicing Party in accordance with its Policies.

                    "Dilution Horizon Factor" shall mean a fraction, the
               numerator of which is the weighted average (based upon the Principal Amount of the Receivables) Dilution Horizon of the Sellers on the last Business Day of the most recent first and third fiscal quarters and the denominator of which is 30; provided, however, that the numerator shall not be less than 55 unless the calculation of the numerator is based upon the average of the weighted average (based upon the Principal Amount of the Receivables) Dilution Horizon calculated for the immediately preceding first and third fiscal quarters.

                    "Dilution Ratio" shall mean, as of the last day of each
               Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period.

                    "Discount Rate" shall mean, as of any date of
               determination, the sum of (a) the weighted average interest rate in effect with respect to the outstanding Class A and Class B Certificates as of the end of the Settlement Period immediately preceding the most recent Settlement Report Date and (b) an amount equal to (i) the aggregate amount of fees (other than the Servicing Fee) accrued with respect to the outstanding Term Certificates during the Settlement Period immediately preceding the most recent Settlement Report Date divided by (ii) the average daily Term Certificates Invested Amount during such Settlement Period.

                    "D&P" shall mean Duff & Phelps Credit Rating Co. and
               its successors in interest.

                    "Early Amortization Event" shall have the meanings
               assigned in Section 5.1 of this Supplement and Section 7.1 of the Agreement.

                    "ERISA Entity" shall mean (i) an employee benefit plan,
               retirement arrangement, individual retirement account or Keogh plan subject to either Title I of ERISA or Section 4975 of the Internal Revenue Code, or (ii) an entity whose source of funds to be used for the purchase of a Certificate includes the assets of any such plan, arrangement or account.

                    "Exchange Date" shall have the meaning, with respect to
               any Class A and Class B Certificates issued pursuant to a Company Exchange, specified in Section 2.4(b).

                    "Exchange Notice" shall have the meaning, with respect
               to any Class A and Class B Certificates issued pursuant to a Company Exchange, specified in Section 2.4(b).

                    "Initial Purchasers" shall mean the institutional
               "accredited investors" (as defined in Rule 501(a)(1)-(3) promulgated under the Securities Act) who are purchasing the Term Certificates on the Issuance Date pursuant to a Purchase Agreement.

                    "Initial Sale" shall mean the sale on the Issuance Date
               of the Term Certificates to the Initial Purchasers pursuant to a Purchase Agreement.

                    "Invested Percentage" shall mean, with respect to any
               Business Day (i) during the Series 1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Series 1 Receivables Amount as of the end of the immediately preceding Business Day and (ii) during the Series 1 Amortization Period, the percentage equivalent (but not greater than 100%) of a fraction, the numerator of which is the Series 1 Allocated Receivables Amount as of the end of the last Business Day of the Series 1 Revolving Period and the denominator of which is the Aggregate Series 1 Receivables Amount as of the end of the immediately preceding Business Day.

                    "Issuance Date" shall mean March 31, 1995.

                    "LIBOR Business Day" shall mean a day that is both a
               Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

                    "LIBOR Determination Date" shall mean for each given
               Accrual Period after the initial Accrual Period, the second LIBOR Business Day prior to the commencement of each applicable Accrual Period.

                    "Majority Term Certificateholders" shall mean, on any
               day, Term Certificateholders having, in the aggregate, more than 50% of the Invested Amount.

                    "Minimum Class A Ratio" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    MR =  a + (b * c)

               Where:

                    MR =  Minimum Class A Ratio;

                    a =  21%;

                    b = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

                    c = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables originated by the Sellers and (B) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "Minimum Class B Ratio" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                    MR =  a + (b * c)

               Where:

                    MR =  Minimum Class B Ratio;

                    a =  15%;

                    b = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

                    c = the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables which were originated by the Sellers during the immediately preceding Settlement Period and (B) the Dilution Horizon Factor and (ii) the difference between (A) the aggregate outstanding Principal Amount of all Receivables originated by the Sellers and (B) the aggregate outstanding Principal Amount of all Delinquent Receivables and Defaulted Receivables, in each case, as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

                    "One-Month LIBOR" shall mean for any Accrual Period
               after the initial Accrual Period, the offered rate for U.S. Dollar deposits for one month commencing on the related LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Trustee will request each of the Reference Banks to provide the Trustee with its offered quotation for U.S. Dollar deposits for one month to prime banks in the London interbank market as of 11:00 a.m., London time, on such date. If at least two Reference Banks provide the Trustee with such offered quotations, One-Month LIBOR on such date shall be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such offered quotations, One-Month LIBOR on such date shall be the Reserve Interest Rate. The "Reserve Interest Rate" shall be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered per annum rates that one or more leading banks in New York City selected by the Trustee are quoting as of 11:00 a.m., New York City time, on such date to leading European banks for U.S. Dollar deposits for one month; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Accrual Period will be One-Month LIBOR in effect for the previous Accrual

               Period. If on the April 21, 1995 LIBOR Determination Date, the Trustee is required but unable to determine One-Month LIBOR in the manner provided in the preceding sentence, One-Month LIBOR shall be 6.125%. Until the Term Certificates Invested Amount has been repaid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining One-Month LIBOR with respect to each LIBOR Determination Date. Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) have an established place of business in London and (iii) whose quotes appear on the Reuters Screen LIBO Page. The Reference Banks initially are Barclays Bank PLC, Bank of Tokyo, Bankers Trust Company and National Westminster Bank, PLC. If any Reference Bank designated by the Trustee should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Trustee will use its best efforts to designate an alternative Reference Bank. The Trustee shall not have any liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining One-Month LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control. In determining One-Month LIBOR, the Class A Certificate Rate and the Class B Certificate Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen LIBO Page) from the Reference Banks or the New York City banks as to One-Month LIBOR or the Reserve Interest Rate, respectively, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for the Trustee's inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks as provided for in this definition. The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rates of interest applicable to the Term Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

                    "Optional Repurchase Percentage" shall mean 10% of the
               Term Certificates Initial Invested Amount.

                    "Optional Termination Date" shall have the meaning
               assigned in subsection 2.7(b).

                    "Optional Termination Notice" shall have the meaning
               assigned in subsection 2.7(b).

                    "PAR Pool I" shall mean the pool of Primary Auto
               Receivables constituting part of the Trust Assets on the

               Business Day preceding the commencement of a Separate VFC Amortization Event.

                    "PAR Pool II" shall mean the pool of Primary Auto
               Receivables conveyed to the Trust after the commencement of a Separate VFC Amortization Event.

                    "Payment Terms Factor" shall mean a fraction the
               numerator of which is the weighted average (based upon the Principal Amount of the Receivables) payment terms of the Sellers on the last business day of the immediately preceding fiscal quarter and the denominator of which is 45; provided, however, that the numerator shall not be less than 45 unless the calculation of the numerator is based upon the average of the weighted average (based upon the Principal Amount of the Receivables) payment terms for the immediately preceding four fiscal quarters.

                    "Principal Terms" shall have the meaning, with respect
               to any newly issued Class A and Class B Certificates issued pursuant to a Company Exchange, specified in Section 2.4.

                    "Program Costs" shall mean, for any Business Day, the
               sum of (a) product of (i) the sum of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the Term Certificates) and any corporate income or franchise taxes due and payable by the Company, in each case on such Business Day and (B) all unpaid Trustee's expenses, and (ii) a fraction, the numerator of which is the Series 1 Invested Amount on such Business Day and the denominator of which is, except as otherwise set forth in a Supplement, the sum of (A) the Invested Amounts on such Business Day for each Outstanding Series (other than Series 2) and (B) the Aggregate Commitment Amount for Series 2 on such Business Day and (b) all unpaid fees and expenses due and payable to Rating Agencies rating the Term Certificates; provided, however, that Program Costs shall not exceed $50,000 in the aggregate in any fiscal year of the Master Servicer.

                    "Purchase Agreement" shall mean each agreement to be
               entered into on the Issuance Date between the Company and the Initial Purchaser named therein pursuant to which the Company agrees to sell, and such Initial Purchaser agrees to purchase, the principal amount and Class of Term Certificates set forth therein.

                    "Qualified Institutional Buyer" has the meaning
               ascribed to such term in Rule 144A under the Securities Act.

                    "Rating Agency" shall mean, with respect to Series 1,
               the collective reference to D&P and S&P.

                    "Record Date" shall mean, with respect to any
               Distribution Date, the last Business Day of the immediately preceding Settlement Period.

                    "Reduction" shall have the meaning assigned in
               subsection 2.7(a).

                    "Reduction Amount" shall have the meaning assigned in
               subsection 2.7(a).

                    "Reduction Threshold" shall mean, at any date of
               determination, $10,000,000.

                    "Reference Bank" shall mean, at any time, each of the
               banks acting as a Reference Bank pursuant to the definition of One-Month LIBOR.

                    "Required Reserves" shall mean, as of any date of
               determination, an amount equal to the sum of (a) the greater of (i) (A) the product of (1) the Class A Adjusted Invested Amount on such day and (2) the Class A Ratios minus (B) the Class B Adjusted Invested Amount and (ii) the product of (A) the Class A Adjusted Invested Amount and (B) the Class B Ratios, (b) the product of (i) the Class B Adjusted Invested Amount and (ii) the Class B Ratios, (c) the product of (i) the Term Certificates Invested Amount and (ii) the Carrying Cost Reserve Ratio, (d) the product of (i) the Principal Amount of Receivables in the Trust on such day, (ii) the Term Certificates Adjusted Invested Amount divided by the Aggregate Adjusted Invested Amount and (iii) the Servicing Reserve Ratio, and (e) the amount of any Accrued Expense Amount in respect of which sufficient Aggregate Daily Collections have not been transferred to the Series 1 Non-Principal Collection Sub-subaccount.

                    "Reuters Screen LIBO Page" shall mean the display
               designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered quotations of major banks).

                    "Scheduled Termination Date" shall mean the last day of
               the December 1999 Settlement Period.

                    "Separate VFC Amortization Event" shall mean the
               occurrence and continuation of an Early Amortization Event with respect to the VFC Certificates prior to the Series 1 Amortization Period.

                    "Series 1" shall mean Series 1995-1, the Principal
               Terms of which are set forth in this Supplement.

                    "Series 1 Accrued Interest Sub-subaccount" shall have
               the meaning assigned in subsection 3A.2(a).

                    "Series 1 Allocated Receivables Amount" shall mean, on
               any date of determination, the lower of (i) the Series 1 Target Receivables Amount on such day and (ii) the Aggregate Series 1 Receivables Amount on such day.

                    "Series 1 Amortization Period" shall mean the period
               following the Series 1 Revolving Period and ending on the earlier of (i) the date when the Term Certificates Invested Amount shall have been reduced to zero and all accrued interest on the Term Certificates shall have been paid and
               (ii) the Series 1 Termination Date.

                    "Series 1 Canada/Canadian Dollar Collection Subaccount"
               shall have the meaning assigned in subsection 3A.2(a).

                    "Series 1 Canada/U.S. Dollar Collection Subaccount"
               shall have the meaning assigned in subsection 3A.2(a).

                    "Series 1 Certificates" shall mean, collectively, those
               Certificates designated as the Class A Certificates, the Class B Certificates and the Series 1 Subordinated
               Certificate.

                    "Series 1 Certificateholders' Interest" shall have the
               meaning assigned in subsection 2.2(a).

                    "Series 1 Collection Subaccount" shall have the meaning
               assigned in subsection 3A.2(a).

                    "Series 1 Daily Interest Expense" shall mean, with
               respect to any Business Day during an Accrual Period, the sum of (a) one-tenth of the Series 1 Monthly Interest to be distributed on the next succeeding Distribution Date (up to but not exceeding the full amount thereof) for each day since the preceding Business Day, (b) the aggregate amount of all previously accrued and unpaid Series 1 Daily Interest Expense and (c) the aggregate amount of all accrued and unpaid Class A Additional Interest and Class B Additional Interest for each day since the preceding Business Day.

                    "Series 1 Invested Amount" shall mean, with respect to
               any date of determination, the Term Certificates Invested
               Amount.

                    "Series 1 Monthly Interest" shall mean, collectively,
               the Class A Monthly Interest and the Class B Monthly
               Interest.

                    "Series 1 Monthly Principal Payment" shall have the
               meaning assigned in Section 3A.5.

                    "Series 1 Monthly Servicing Fee" shall have the meaning
               assigned in subsection 6.1.

                    "Series 1 Non-Principal Collection Sub-subaccount"
               shall have the meaning assigned in subsection 3A.2(a).

                    "Series 1 Percentage" shall mean, on any Business Day
               (i) prior to the occurrence of a Separate VFC Amortization Event, one minus the VFC Percentage, and (ii) after the occurrence of a Separate VFC Amortization Event, (A) with respect to PAR Pool I, one minus the VFC Percentage and
               (B) with respect to PAR Pool II, one minus the Additional Series Primary Auto Receivables Percentage, if any.

                    "Series 1 Principal Collection Sub-subaccount" shall
               have the meaning assigned in subsection 3A.2(a).

                    "Series 1 Required Reserves Ratio" shall mean, as of
               any date of determination, the quotient of (i) Required Reserves on such day and (ii) the Term Certificates Adjusted Invested Amount on such day.

                    "Series 1 Required Subordinated Amount" shall mean, on
               any date of determination, the product of (i) the Term Certificates Adjusted Invested Amount and (ii) the percentage equivalent of (A) the excess of a fraction the numerator of which is one and the denominator of which is one minus the Series 1 Required Reserves Ratio minus (B) one.

                    "Series 1 Revolving Period" shall mean the period
               commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Event is declared or automatically occurs, (ii) the Optional Termination Date and
               (iii) the Scheduled Termination Date.

                    "Series 1 Subordinated Certificate" shall mean the
               Subordinated Company Certificate, Series 1995-1, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.

                    "Series 1 Subordinated Certificate Amount" shall mean,
               for any date of determination, an amount equal to the Series

               1 Allocated Receivables Amount on such date minus the Term Certificates Adjusted Invested Amount on such date.

                    "Series 1 Target Receivables Amount" shall mean, on any
               date of determination, the sum of (i) the Term Certificates Adjusted Invested Amount on such day and (ii) the Series 1 Required Subordinated Amount on such day.

                    "Series 1 Termination Date" shall mean the Distribution
               Date that occurs in December 2000.

                    "Series 2" shall mean Series 1995-2, the Principal
               Terms of which are set forth in the Series 2 Supplement.

                    "Series 2 Allocated Receivables Account" shall mean, on
               any date of determination, the lower of (i) the VFC Target Receivables Amount on such day and (ii) the Aggregate
               Series 2 Receivables Amount on such day.

                    "Series 2 Certificates" shall mean, collectively, those
               Certificates issued pursuant to the Series 2 Supplement and designated as the VFC Certificates and the VFC Subordinated Certificate.

                    "Series 2 Principal Collection Sub-subaccount" shall
               mean the Series Principal Collection Sub-subaccount established by the Trustee for the benefit of the holders of the Series 2 Certificates pursuant to the Series 2
               Supplement.

                    "Series 2 Supplement" shall mean the Series 1995-2
               Supplement, dated as of March 30, 1995, among the Company, the Master Servicer, Societe Generale, as Agent, and the Trustee, as amended, supplemented or otherwise modified from time to time.

                    "Servicer Default" shall have the meaning specified in
               Section 6.1 of the Servicing Agreement.

                    "Servicing Reserve Ratio" shall mean, as of any
               Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) 1.0% and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

                    "Special Distribution Date" shall have the meaning
               assigned in subsection 2.7(a).

                    "Subordinated Interest" shall have the meaning
               specified in subsection 2.2(b).

                    "Telerate Page 3750" shall mean the display page so
               designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vender, for the purpose of displaying comparable rates or prices).

                    "Term Certificateholders" shall mean, collectively, the
               Class A Certificateholders and Class B Certificateholders.

                    "Term Certificates" shall mean, collectively, those
               Certificates designated as the Class A Certificates and Class B Certificates.

                    "Term Certificates Adjusted Invested Amount" shall
               mean, as of any date of determination, (i) the Term Certificates Invested Amount on such date, minus (ii) the amount on deposit in the Series 1 Principal Collection Sub-subaccount on such date.

                    "Term Certificates Initial Invested Amount" shall mean,
               collectively, the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                    "Term Certificates Invested Amount" shall mean,
               collectively, the Class A Invested Amount and the Class B Invested Amount.

                    "Trust Accounts" shall have the meaning assigned in
               subsection 3A.2(a).

                    "VFC Adjusted Invested Amount"  shall mean, as of any
               date of determination, (i) the Aggregate VFC Invested Amount (as defined in Section 1.1 of the Series 2 Supplement) minus
               (ii) the amount on deposit in the Series 2 Principal Collection Sub-subaccount.

                    "VFC Certificate" shall mean a VFC Certificate, Series
               1995-2, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A to the Series 2 Supplement.

                    "VFC Percentage" shall mean (i) on any Business Day
               during the Revolving Period for the VFC Certificates, the percentage equivalent of a fraction, the numerator of which is equal to (A) the Series 2 Allocated Receivables Amount as of the end of such Business Day and the denominator of which is equal to (B) the Aggregate Primary Auto Receivables Amount as of the end of such Business Day; provided that if on any Business Day, if after giving effect to all allocations and distributions to be made on such day (based upon the VFC Percentage as calculated for such day), an Aggregate Series 2 Receivables Amount Deficiency would exist, the VFC Percentage will not change (and shall be equal to the VFC Percentage as calculated at the close of business on the Business Day immediately preceding the occurrence of such Aggregate VFC Receivables Amount Deficiency) until such Aggregate Series 2 Receivables Amount Deficiency would no longer exist, and (ii) on any Business Day during the Amortization Period for the VFC Certificates, the VFC Percentage on the last day of the Revolving Period for the VFC Certificates; provided that such percentage shall only be applied with respect to PAR Pool I. Further, the VFC Percentage with respect to any Receivables other than Primary Auto Receivables (and Additional Series 2 Receivables, if any) shall be 0.

                    "VFC Required Subordinated Amount" shall have the
               meaning set forth in Section 1.1 of the Series 2 Supplement.

                    "VFC Subordinated Certificate" shall mean the
               Subordinated Company Certificate, Series 1995-2, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B to the Series 2 Supplement.

                    "VFC Target Receivables Amount" shall mean, on any date
               of determination, the sum of (i) the VFC Adjusted Invested Amount on such date and (ii) the VFC Required Subordinated Amount for such day.

                    (b) If any term or provision contained herein conflicts with or is inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1 Certificates and no other Series of Investor Certificates issued by the Trust.

                    (c) Unless the contest requires otherwise, any reference contained herein to Series 2 or VFC shall include any other Outstanding Series of Investor Certificates which have an interest in Collections on the Receivables not otherwise allocated to the Series 1 Certificates.

                                      ARTICLE II

                    DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                               OF THE TERM CERTIFICATES

                    SECTION 2.1. Designation. (a) The Certificates created and authorized pursuant to the Agreement and this Supplement shall be divided into three classes, which shall be designated respectively as (i) the "Class A Certificates, Series 1995-1,"
          (ii) the "Class B Certificates, Series 1995-1" and (iii) the "Subordinated Company Certificate, Series 1995-1".

                    (b) The Depository, the Company and the Trustee have entered into a Depository Agreement dated as of March 30, 1995 (the "Depository Agreement"). Each Class of the Term Certificates shall be issued in the form of one typewritten Certificate, representing the Book-Entry Certificate, to be delivered to the Depository. Except as provided in Section 5.13 of the Agreement, the Term Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Term Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of the Term Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of such Certificate Book-Entry Holders of the respective Class of Term Certificates for purposes of exercising the rights of the Term Certificateholders under the Agreement and this Supplement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Book-Entry Holders; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Book-Entry Holders. The Depository Agreement provides that the Depository shall maintain book-entry records with respect to the Certificate Book-Entry Holders and with respect to ownership and transfers of each such Class of Term Certificates.

                    All transfers by Certificate Book-Entry Holders of such respective Classes of Term Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificate Holders. Each Depository Participant shall only transfer Term Certificates of Certificate Book-Entry Holders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                    SECTION 2.2. The Series 1 Certificates. (a) The Term Certificates shall represent fractional undivided interests in the Trust, consisting of the right to receive (1) the Invested Percentage (expressed as a decimal) of (i) Collections received with respect to the Receivables (other than the Primary Auto Receivables) and (ii) all other funds on deposit in the Collection Accounts and in any subaccounts thereof (other than those relating to Primary Auto Receivables) and (2) the product of the Series 1 Percentage and the Invested Percentage (expressed as a decimal) of (i) Collections received with respect to the Primary Auto Receivables and (ii) all other funds relating to the Primary Auto Receivables on deposit in the Collection Accounts and in any subaccounts thereof (collectively, the "Series 1 Certificateholders' Interest").

                    (b) The Series 1 Subordinated Certificate shall represent a fractional undivided interest in the Trust, consisting of the right to receive Collections with respect to the Receivables allocated to the Series 1 Certificateholders' Interest and not required to be distributed to or for the benefit of the Term Certificateholders (the "Subordinated Interest").
          The Exchangeable Company Certificate and any other Series of Investor Certificates outstanding shall represent the ownership interest in the remainder of the Trust not allocated pursuant hereto to the Series 1 Certificateholders' Interest or the Subordinated Interest.

                    (c) The Class A Certificates, the Class B Certificates and the Series 1 Subordinated Certificate shall be issued in registered form in substantially the forms of Exhibits A, B and C, respectively, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.3 hereof and Section 5.2 of the Agreement.

                    SECTION 2.3. Delivery. On the Issuance Date, the Company shall sign on behalf of the Trust and shall direct in writing pursuant to Section 5.2 of the Agreement the Trustee to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (a) the Class A Certificates in authorized denominations equal to the Initial Class A Invested Amount, (b) the Class B Certificates in authorized denominations equal to the Initial Class B Invested Amount and (c) a Series 1 Subordinated Certificate in a denomination equal to the Series 1 Subordinated Certificate Amount from time to time. The Term Certificates shall be issued in minimum denominations of $500,000 and integral multiples of $100,000 in excess thereof.

                    SECTION 2.4.  Tender of Exchangeable Company
          Certificate. (a) Upon any Company Exchange, the Trustee shall issue to the Company under Section 5.1 of the Agreement for execution and redelivery to the Trustee for authentication under
          Section 5.2 of the Agreement one or more newly issued Class A and Class B Certificates.

                    (b) The Company may tender the Exchangeable Company Certificate to the Trustee in exchange for (i) one or more newly issued Class A and Class B Certificates and (ii) a reissued Exchangeable Company Certificate (any such tender a "Company Exchange"). The Company may perform a Company Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Company Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state: (a) the Initial Invested Amount (or the method for calculating such Initial Invested Amount) of each newly issued Class A and Class B Certificate, which, in the aggregate, together with any increase in the Series 1 Subordinated Certificate Amount, at any time, may not be greater than the current principal amount of the Exchangeable Company Certificate, if any, at such time and (b) its Certificate Rate (or formula for the determination thereof). On the Exchange Date, the Trustee shall only authenticate and deliver any such Certificates upon delivery to it of the following: (a) a Supplement executed by the Company and specifying the Principal Terms of such Class A Certificates and Class B Certificates, (b) a Tax Opinion, (c) a General Opinion, (d) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Class A and Class B Certificates rated by it and (e) the existing Exchangeable Company Certificate. Such Supplement shall contain provisions reasonably acceptable to the Trustee concerning the payment of the Trustee's reasonable fees and expenses and shall contain administrative provisions which are reasonably acceptable to the Trustee. Upon the delivery of the items listed in clauses
          (a) through (e) above, the Trustee shall cancel the existing Exchangeable Company Certificate, and issue, as provided above, such Class A Certificates and Class B Certificates and a new Exchangeable Company Certificate, dated the Exchange Date and increase the Series 1 Subordinated Certificate Amount. There is no limit to the number of Company Exchanges that the Company may perform under this Supplement. If the Company shall, on any Exchange Date, retain any Class A Certificates or Class B Certificates issued on such Exchange Date, it shall, prior to transferring any such Certificates to another Person, obtain a Tax Opinion with respect to such Certificates.

                    (c) In conjunction with a Company Exchange, the parties hereto shall execute a Supplement, which shall define, with respect to any newly issued Class A and Class B
          Certificates:  (i) their Initial Invested Amounts and (ii) their

          Certificate Rates (or formula for the determination thereof) (all such terms, the "Principal Terms" of such Certificates). All other terms of such newly issued Class A and Class B Certificates shall be identical in all other respects to the terms of the then outstanding Class A and Class B Certificates. The Initial Invested Amounts of any newly issued Class A and Class B Certificates shall be in the same proportions as the Initial Class A Invested Amount and the Initial Class B Invested Amount.

                    (d) In addition, during the Series 1 Amortization Period, the Company may tender the Exchangeable Company Certificate to the Trustee in exchange for (i) one or more additional Series of Investor Certificates, (ii) one or more Subordinated Company Certificates and (iii) a reissued Exchangeable Company Certificate. An exchange pursuant to this subsection 2.4(d) shall only be made upon (i) receipt of written notice by the Trustee that the Rating Agency Condition has been satisfied in connection with such exchange and (ii) compliance with the other conditions set forth in Section 5.10 of the Agreement.

                    SECTION 2.5. Restrictions on Transfer. On the Issuance Date, the Company shall sell the Term Certificates to the Initial Purchasers pursuant to the Purchase Agreements. Thereafter, the Term Certificates may not be transferred except
          (a) to Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder or (b) pursuant to a transaction exempt from registration under the Securities Act. The Trustee shall have no obligations or duties with respect to determining whether any transfers of Term Certificates in book-entry form are made in accordance with the Securities Act. With respect to Definitive Certificates, the Trustee shall enforce such transfer restrictions in accordance with the terms set forth on the related Certificate.

               Each purchaser of the Term Certificates (other than the Initial Purchasers) will be deemed to have represented and agreed as follows:

                    (i) It is (a) a Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act and is acquiring the Term Certificates for its own institutional account or for the account of a Qualified Institutional Buyer or (b) buying the Term Certificates pursuant to a transaction exempt from registration under the Securities Act.

                   (ii)  It is not an ERISA Entity.

                  (iii) It understands that the Term Certificates are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Term Certificates, such Term Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or
          (b) pursuant to a transaction otherwise exempt from registration under the Securities Act.

                   (iv) It understands that each Term Certificate will bear a legend substantially to the following effect:

          "UNLESS THIS TERM CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS TERM CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TERM CERTIFICATE, AGREES THAT THIS TERM CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND
          (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN A TRANSACTION OTHERWISE EXEMPT FROM REGISTRATION UNDER THE ACT.

          THIS TERM CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), OR (2) ENTITIES WHOSE SOURCE OF FUNDS TO BE USED FOR THE PURCHASE OF A CERTIFICATE CONSISTS OF ASSETS OF ANY SUCH PLAN OR ACCOUNT.

          THIS TERM CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON."

                    SECTION 2.6. Application of Proceeds. On the Issuance Date, the Trustee shall remit to the Company the cash proceeds received by it upon the issuance of the Term Certificates.

                    SECTION 2.7. Procedure for Decreasing the Invested Amount. (a) If (i) as of the last day of any period of three consecutive Settlement Periods the daily average excess during such period of the Term Certificates Invested Amount over the Term Certificates Adjusted Invested Amount equals or exceeds the Reduction Threshold, or (ii) following the termination of any Seller pursuant to Section 9.15 of the Receivables Sale Agreement, as of the last day of any Settlement Period, the Company shall, in the case of clause (i) above, or the Company may, in the case of clause (ii) above, reduce the Class A Invested Amount and the Class B Invested Amount (a "Reduction"), by distributing to the Term Certificateholders an amount (the "Reduction Amount") at least equal to such Reduction Threshold, provided that in no event shall a Reduction cause the Term Certificates Invested Amount be reduced below $50,000,000. The distribution of the Reduction Amount shall be made to the Term Certificateholders pro rata based on the Initial Invested Amount of each Class, from the funds on deposit in the Series 1 Principal Collection Sub-subaccount on the immediately succeeding Distribution Date (a "Special Distribution Date"); provided that no Early Amortization Event or Potential Early Amortization Event (other than pursuant to clauses (c), (d) and (f) of Section 5.1 hereof) has occurred and is continuing and the Company shall have given the Trustee and the Master Servicer written notice (or, if such Reduction is mandatory, the Master Servicer shall have given such notice on behalf of the Company) of such Reduction and the related Reduction Amount (which amount shall not exceed the available funds on deposit in the Series 1 Principal Collection Account (including amounts to be transferred thereto from the Series 1 Canada/U.S. Dollar Collection Subaccount and the
          Series 1 Canada/Canadian Dollar Collection Subaccount pursuant to
          Section 3.1(e)(vii) of the Agreement) as of the date of such notice) at least five days prior to the related Special Distribution Date setting forth the amount of such Reduction and, in the case of such notice to the Trustee, instructions to not distribute to the Company any amounts pursuant to subsection 3A.3(c)(i) until the condition set forth in the second proviso in such subsection is satisfied. If the Company elects to cause a Reduction pursuant to clause (ii) above as a result of a sale or other disposition of a Seller and, after giving effect to such sale or disposition, the amount by which the Term Certificates Invested Amount exceeds the Term Certificates Adjusted Invested Amount is less than the Reduction Threshold, the Company may direct the Trustee to retain Collections on deposit in the Series 1 Principal Collection Sub-subaccount (including amounts to be transferred from the Series 1 Canada/U.S. Collection Subaccount or the Series 1 Canada/Canadian Dollar Collection Subaccount pursuant to Section 3.1(e)(vii) of the Agreement) until such date as the amount on deposit therein at least equals $10,000,000 and, on the Distribution Date next succeeding such date, a Reduction shall be effected. The Trustee shall give prompt written notice of any proposed Reduction to the Term Certificateholders and each Rating Agency.

                    (b) (i) On any Business Day to occur following the second anniversary of the Issuance Date and prior to the occurrence of the Scheduled Termination Date or an Early Amortization Event, the Company shall have the right to deliver an irrevocable notice (an "Optional Termination Notice") to the Trustee and the Master Servicer in which the Company declares that the Series 1 Revolving Period shall terminate on the date (the "Optional Termination Date") set forth in such notice (which date, in any event, shall not be less than 10 days from the date on which such notice is delivered).

                (ii) From and after the Optional Termination Date, the Series 1 Amortization Period shall commence for all purposes under this Agreement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Term Certificateholders and each Rating Agency.


                                     ARTICLE III

                             ARTICLE III OF THE AGREEMENT

                    Section 3.1 of the Agreement shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 1 Certificates:

                    SECTION 3A.2.  Establishment of Trust Accounts.
          (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 1 Subordinated Certificate, a subaccount of the U.S. Dollar Collection Account (the "Series 1 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1, bearing a designation clearly indicating that the funds deposited therein are held (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificate-holders, of the Class B Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 1 Subordinated Certificate; (ii) (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B

          Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 1 Subordinated Certificate, two subaccounts of the Series 1 Collection Subaccount: the Series 1 Principal Collection Sub-subaccount and the Series 1 Non-Principal Collection Sub-subaccount (respectively, the "Series 1 Principal Collection Sub-subaccount" and the "Series 1 Non-Principal Collection Sub-subaccount"), each bearing a designation clearly indicating that the funds deposited therein are held (A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 1 Subordinated Certificate; (iii) for the benefit of the Class A Certificateholders and for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders, a subaccount of the Series 1 Non-Principal Collection Sub-subaccount (the "Series 1 Accrued Interest Sub-subaccount"; and (iv)(A) for the benefit of the Class A Certificateholders, (B) for the benefit, subject to the prior interest of the Class A Certificateholders, of the Class B Certificateholders and (C) for the benefit, subject to the prior interest of the Term Certificateholders, of the holder of the Series 1 Subordinated Certificate, one subaccount of the Canada/U.S. Dollar Collection Account (the "Series 1 Canada/U.S. Dollar Collection Subaccount") and one subaccount of the Canada/Canadian Dollar Collection Account (the "Series 1 Canada/Canadian Dollar Collection Subaccount"); all accounts established pursuant to this subsection 3A.2(a) and listed on
          Schedule 1, collectively, the "Trust Accounts"). The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of (i) the Class A Certificateholders, (ii) subject to the prior interest of the Class A Certificateholders, the Class B Certificateholders, and
          (iii) to the extent applicable, subject to the prior interest of the Term Certificateholders, the holder of the Series 1 Subordinated Certificate.

                    (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee for the exclusive benefit of (i) the Class A Certificateholders, (ii) subject to the prior interest of the Class A Certificateholders, the Class B Certificateholders, and (iii) subject to the prior interest of the Term Certificate-holders, the holder of the Series 1 Subordinated Certificate; provided, however, that funds on deposit in a Trust Account which is a Sub-subaccount of the a Collection Account may, at the direction of the Master Servicer, be invested together with funds held in other Sub-subaccounts of a Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3A.3(d), amounts on deposit and available for investment in the Series 1 Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Amortization Period, on or prior to the Business Day immediately preceding the next Distribution Date. Amounts on deposit and available for investment in the Series 1 Non-Principal Collection Sub-subaccount and the Series 1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the subsequent Determination Date. As of the Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1 Accrued Interest Sub-subaccount shall be deposited in the Series 1 Non-Principal Collection Sub-subaccount. All interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1 Principal Collection Sub-subaccount shall be deposited in the Series 1 Non-Principal Collection Sub-subaccount.

                    SECTION 3A.3. Daily Allocations. (a) The portion of Aggregate Daily Collections allocated to the Series 1 Certificates pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based on the information provided to it by the Master Servicer in the Daily Report.

                    (b)(i) On each Business Day, an amount equal to the Accrued Expense Amount for such day (or such greater amount as the Company may request) shall be transferred from the Series 1 Collection Subaccount (or, if necessary, from the Series 1 Canada/U.S. Dollar Collection Subaccount and the Series 1 Canada/Canadian Dollar Collection Subaccount pursuant to
          Section 3.1(e)(vii) of the Agreement) to the Series 1 Non-Principal Collection Sub-subaccount.

                    (ii)  Following the transfers pursuant to
          clause (i) above, any remaining funds on deposit in the Series 1 Collection Subaccount shall be transferred to the Series 1 Principal Collection Sub-subaccount.

                    (c)(i) On each Business Day during the Series 1 Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections on such Business Day, amounts on deposit in the Series 1 Principal Collection Sub-subaccount and amounts, if any, remaining on deposit in the Series 1 Canada/U.S. Dollar Collection Subaccount and the Series 1 Canada/Canadian Dollar Collection Subaccount shall (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein), at the election of the Company, either (A) be distributed by the Trustee to the Company or (B) transferred to the Series 2 Principal Collection Sub-subaccount, all as indicated on the Daily Report; provided that such distributions or transfers, as the case may be, shall be made only if no Early Amortization Event or Potential Early Amortization Event (other than pursuant to clauses (c), (d) and (f) of Section 5.1 hereof) shall be continuing and only to the extent that, if after giving effect to such distributions or transfers, the Series 1 Target Receivables Amount would not exceed the Series 1 Allocated Receivables Amount and no Aggregate Series 2 Receivables Amount Deficiency exists; provided further that if the Company (or the Master Servicer, on behalf of the Company) shall have given a notice of a Reduction to the Trustee and the Master Servicer pursuant to subsection 2.7(a), the Trustee shall retain, until the related Special Distribution Date, aggregate amounts on deposit in the Series 1 Principal Collection Sub-subaccount (including any amounts transferred thereto from the Series 1 Canada/U.S. Dollar Collection Subaccount and the Series 1 Canada/Canadian Dollar Collection Subaccount pursuant to Section 3.1(e)(vii) of the Agreement) equal to the sum of the Reduction Amount in respect thereof; and provided further that such distribution shall not, in any event, be made if an Early Amortization Event or Potential Early Amortization Event (other than pursuant to clauses (c), (d) and (f) of Section 5.1 hereof) has occurred. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by any Servicing Party and second from Collections received in the Lockboxes.

                   (ii)  On each Business Day during the Series 1
          Amortization Period, amounts on deposit in the Series 1
          Canada/U.S. Dollar Collection Subaccount and, subject to subsection 3.1(j) of the Agreement, the Series 1 Canada/Canadian Dollar Collection Subaccount shall be transferred to the Series 1 Collection Subaccount and allocated as set forth in Article III of the Agreement and this Section 3A.3.

                  (iii) On each Business Day during the Series 1 Amortization Period (including Distribution Dates), funds deposited in the Series 1 Principal Collection Sub-subaccount (including, without limitation, funds transferred pursuant to clause (b)(ii) above) shall be invested in Eligible Investments that mature on or prior to the next Determination Date and shall be distributed on such Distribution Date in accordance with subsection 3A.6(c). No amounts on deposit in the Series 1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company during the Series 1 Amortization Period.

                    (d) On each Business Day an amount equal to the Series 1 Daily Interest Expense for such day shall be transferred from the Series 1 Non-Principal Collection Sub-subaccount to the Series 1 Accrued Interest Sub-subaccount.

                    (e)  The allocations to be made pursuant to this
          Section 3A.3 are subject to the provisions of Sections 2.6, 7.2 and 9.1 of the Agreement.

                    SECTION 3A.4. Determination of Interest. (a) The amount of interest distributable with respect to the Term Certificates on each Distribution Date shall be as determined by the Master Servicer as follows:

                     (i) for the Class A Certificates, an amount (the
               "Class A Monthly Interest") equal to the product of (A) the Class A Certificate Rate for such Accrual Period; (B) the Class A Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360; and

                    (ii) for the Class B Certificates, an amount (the
               "Class B Monthly Interest") equal to the product of (A) the Class B Certificate Rate for such Accrual Period; (B) the Class B Invested Amount on the first day of such Accrual Period (after giving effect to any distributions of principal on such date); and (C) the actual number of days in such Accrual Period divided by 360.

                    (b) (i) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (A) the Class A Monthly Interest for the Accrual Period ending on such Distribution Date over (B) the amount which will be available to be distributed to the Class A Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product, for such Accrual Period until such Class A Interest Shortfall is repaid, of (A) the Class A Certificate Rate for such Accrual Period (B) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) and (C) the actual number of days in such Accrual Period divided by 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Class A Interest Shortfall is paid in full to the Class A Certificateholders.

                    (ii) On each Distribution Date, the Master Servicer
               shall determine the excess, if any (the "Class B Interest Shortfall"), of (A) the Class B Monthly Interest for the Accrual Period ending on such Distribution Date over (B) the amount which will be available to be distributed to the Class B Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product, for such Accrual Period (or portion thereof) until such Class B Interest Shortfall is repaid, of (A) the Class B Certificate Rate for such Accrual Period (B) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) and (C) the actual number of days in such Accrual Period divided by 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including, the Distribution Date on which such Class B Interest Shortfall is paid in full to the Class B Certificateholders.

                    SECTION 3A.5. Determination of Series 1 Monthly Principal Payment. The amount (the "Series 1 Monthly Principal Payment") distributable from the Series 1 Principal Collection Sub-subaccount on each Distribution Date during the Series 1 Amortization Period shall be equal to the amount on deposit in such account on such Distribution Date as determined by the Master Servicer; provided, that the Series 1 Monthly Principal Payment on any Distribution Date shall not exceed the Term Certificates Invested Amount on such Distribution Date.

                    SECTION 3A.6. Applications. (a) The Master Servicer shall direct the Trustee to distribute, on each Distribution Date, from amounts on deposit in the Series 1 Accrued Interest Sub-subaccount in the following order of priority to the extent funds are available:

                    (i) an amount equal to the Class A Monthly Interest payable on such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, to the Class A Certificateholders; provided, however, that during the Series 1 Amortization Period, no Class A Additional Interest will be paid until repayment in full of the Term Certificates Invested Amount and all Class A and Class B Monthly Interest has been paid;

                   (ii) an amount equal to the Class B Monthly Interest payable on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, to the Class B Certificateholders; provided, however, that during the Series 1 Amortization Period, no Class B Additional Interest will be paid until repayment in full of the Term Certificates Invested Amount and all Class A and Class B Monthly Interest has been paid.

                    (b) On each Distribution Date, the Master Servicer shall direct the Trustee to apply funds on deposit in the Series 1 Non-Principal Collection Sub-subaccount (after taking into consideration the distribution to the Term Certificateholders from the Series 1 Non-Principal Collection Sub-subaccount pursuant to subsection 3A.6(a)) in the following order of priority to the extent funds are available:

                   (i) an amount equal to the Series 1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Master Servicer, provided that if an Early Amortization Event shall have occurred and C&A Products or any Affiliate thereof is the Master Servicer, the Trustee shall deposit the Series 1 Monthly Servicing Fee into the Expense Account up to the amount of the Expense Account Limit, or if C&A Products or any Affiliate thereof is not the Master Servicer, the Series 1 Monthly Servicing Fee shall be paid to such Person acting as Successor Servicer; and

                  (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

          Any remaining amount on deposit in the Series 1 Non-Principal Collection Sub-subaccount not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 1 Subordinated Certificate; provided, however, that during the Series 1 Amortization Period, such remaining amounts shall be deposited in the Series 1 Principal Collection Sub-subaccount for distribution in accordance with subsection 3A.6(c).

                    (c) During the Series 1 Amortization Period, the Master Servicer shall direct the Trustee to apply, on each Distribution Date, amounts on deposit in the Series 1 Principal Collection Sub-subaccount in the following order of priority:

                    (i) an amount equal to the Series 1 Monthly Principal Payment for such Distribution Date (rounded down to the nearest $1,000,000 unless such payment is less than $1,000,000) shall be distributed from the Series 1 Principal Collection Sub-subaccount:

                         (A)  first, pro rata to the Class A
                    Certificateholders until the repayment in full of the Class A Invested Amount on such date; and

                         (B)  second, pro rata to the Class B
                    Certificateholders until the repayment in full of the Class B Invested Amount on such date;

                   (ii) if, following the repayment in full of the Invested Amount, any amounts are owed to the Trustee or any other Person, on account of its expenses incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer, such amounts shall be transferred from the Series 1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

                  (iii) if, following the repayment of all of the amounts set forth in clauses (i) and (ii) above, the remaining amount on deposit in the Series 1 Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the holder of the Series 1 Subordinated Certificate.

                    (d) On each Special Distribution Date occurring in respect of a Reduction hereunder, the Master Servicer shall cause the Trustee to distribute to the Term Certificateholders on such Special Distribution Date from amounts on deposit in the Series 1 Principal Collection Sub-subaccount (including amounts transferred from the Series 1 Canada/U.S. Dollar Collection Subaccount and the Series 1 Canada/Canadian Dollar Collection Subaccount) amounts equal to the Reduction Amount to be made on such Special Distribution Date, pro rata based on the Initial Invested Amount of each Class, to the Term Certificateholders.


                                      ARTICLE IV

                              DISTRIBUTIONS AND REPORTS

                    Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Term Certificates:

                    SECTION 4A.1. Distributions. (a) The final distribution of principal in respect of the Term Certificates will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice) and only upon presentation and surrender of such Term Certificates at the office of the Paying Agent or at the Corporate Trust Office of the Trustee, by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the Term Certificates or on account of interest or fees on the Term Certificates on each Distribution Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the Term Certificates are registered at the close of business on the related Record Date. Such payment will be made by a check mailed to the Term Certificateholders at such Term Certificateholders' registered addresses or, upon application by any Term Certificateholder of at least $3,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Distribution Date, by transfer to an account maintained by the Term Certificateholder with a bank in New York City.

                    (b) All allocations and distributions hereunder shall be in accordance with the Monthly Settlement Statement and subject to Section 3.1(h) of the Agreement.

                    SECTION 4A.2. Statements and Notices. (a) Monthly Settlement Statements. On each Settlement Report Date the Master Servicer shall deliver to the Trustee and each Rating Agency a Monthly Settlement Statement setting forth, among other things, the Class A Loss Reserve Ratio I, the Class A Loss Reserve Ratio II, the Class B Loss Reserve Ratio I, the Class B Loss Reserve Ratio II, the Class A Dilution Reserve Ratio I, the Class A Dilution Reserve Ratio II, the Class B Dilution Reserve Ratio I, the Class B Dilution Reserve Ratio II, the Minimum Class A Ratio, the Minimum Class B Ratio, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio, each as recalculated for the next succeeding Settlement Period. The Trustee shall forward a copy of each Monthly Settlement Statement to any Term Certificateholder upon request by such Term Certificateholder.

                    (b) Annual Certificateholders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 1996, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Term Certificateholder, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Term Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue

          Code and such other customary information as the Company deems necessary or desirable to enable the Term Certificateholders to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                    (c) Early Amortization Event Notices. Promptly after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 1, the Trustee shall give notice of such occurrence to (i) each Rating Agency (which notice shall in any event be given (by telephone or otherwise) not later than the second Business Day after such receipt) and (ii) each Term Certificateholder.

                    Section 4A.3. Notices. Notices required to be given to the Term Certificateholders hereunder will be given by first class mail to the address of such holders as they appear in the Certificate Register.


                                      ARTICLE V

                         ADDITIONAL EARLY AMORTIZATION EVENTS

                    SECTION 5.1. Additional Early Amortization Events. If any one of the events specified in Section 7.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during the Revolving Period with respect to the Series 1 Certificates:

                    (a) failure on the part of the Company to make any payment (i) in respect of interest owing on any Term Certificates within two Business Days of the date such interest is due or (ii) in respect of any other amounts owing by the Company under any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders within five Business Days of the date such other amount is due;

                    (b)  the Trustee shall be appointed, pursuant to
               Section 6.2 of the Servicing Agreement, as Master Servicer to liquidate the Receivables and the Related Property;

                    (c) failure on the part of the Company duly to observe or perform in any material respect any covenants or agreements of the Company set forth in any Pooling and Servicing Agreement which has a material adverse effect on the Term Certificateholders which continues unremedied until 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Term Certificates Invested Amount;

                    (d) any representation or warranty made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Term Certificateholders shall prove to have been incorrect in any material respect when made or when deemed made which continues to be incorrect until 30 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Company or the Company and the Trustee by holders of the Term Certificates evidencing 25% or more of the Term Certificates Invested Amount and as a result of such incorrectness, the interests of the Term Certificateholders have been materially and adversely affected; provided, however, that no event under Section 5.1 herein or
               Section 7.1 of the Agreement with respect to the Series 1 Certificates shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase the related Receivables and the Company has repurchased the related Receivable or all such Receivables, if applicable, in accordance with the provisions of the Pooling and Servicing Agreement within ten Business Days of when the Company was obligated to do so;

                    (e) the Series 1 Allocated Receivables Amount shall be less than the Series 1 Target Receivables Amount for a period of five consecutive Business Days;

                    (f) a Servicer Default with respect to the Master Servicer shall have occurred and be continuing;

                    (g) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company shall so assert in writing; or

                    (h) the Internal Revenue Service shall file a notice of lien with regard to the assets of Collins & Aikman Corporation or any of the Sellers and 40 days shall have elapsed without such notice having been effectively withdrawn or such lien having been released or discharged;

          then, in the case of any event described above, after the applicable grace period (if any) set forth in such subsections, the Trustee may, and at the written direction of Term Certificateholders evidencing 51% or more of the Term Certificates Invested Amount voting as a single class shall, by written notice then given to the Company and the Master Servicer, declare that an early amortization event (an "Early Amortization

          Event") has occurred and the Series 1 Amortization Period has commenced as of the date of such notice with respect to Series 1; provided, however, that in the case of the event described in clause (e) above, if an Early Amortization Event has not been declared within ten Business Days from the occurrence of such event, then an Early Amortization Event shall occur automatically unless, (i) prior to the end of such ten Business Day period, the Series 1 Allocated Receivables Amount shall no longer be less than the Series 1 Target Receivables Amount and (ii) so long as the Series 1 Allocated Receivables Amount is equal to or greater than the Series 1 Target Receivables Amount, within fifteen Business Days from the end of such ten Business Day period, Term Certificateholders evidencing 51% or more of the Term Certificates Invested Amount voting as a single class shall have waived the occurrence of such event.

                    Notwithstanding the foregoing, a delay in or failure in performance referred to in clause (a) above for a period of five Business Days after the applicable grace period, or in clause (c) above for a period of 30 Business Days after the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by an act of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, flood, embargoes, weather, landslides, fire, earthquakes or similar causes. The Company will nevertheless be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of such failure or delay by it.


                                      ARTICLE VI

                                    SERVICING FEE

                    SECTION 6.1. Servicing Compensation. A monthly servicing fee (the "Series 1 Monthly Servicing Fee") shall be payable to the Master Servicer, on behalf of the Servicing Parties, on each Distribution Date for the Accrual Period then ending, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the daily average Term Certificates Invested Amount for such Accrual Period and the denominator of which is the sum of (i) the daily average of the Invested Amounts for each Outstanding Series (other than Series 2) for such Accrual Period and (ii) the daily average of the Aggregate Commitment Amount with respect to the Series 2 Certificates for such Accrual Period; provided, however, that if an Early Amortization Event has occurred and C&A Products or any Affiliate thereof is acting as Master Servicer, (i) the Series 1 Monthly Servicing Fee shall be deposited into the Expense Account up to the amount of the Expense Account Limit for application in accordance with Section 7.3 of the Agreement and (ii) thereafter, the Series 1 Monthly Servicing Fee shall be deferred until the Term Certificates Invested Amount has been paid in full.


                                     ARTICLE VII

                      COVENANTS, REPRESENTATIONS AND WARRANTIES

                    SECTION 7.1. Representations and Warranties of the Company and the Master Servicer. The Company and the Master Servicer hereby represent and warrant to the Trustee and each of the Term Certificateholders that each and all of their respective representations and warranties contained in each Pooling and Servicing Agreement is true and correct in all material respects as of the Issuance Date.

                    SECTION 7.2. Covenants of the Company. The Company hereby agrees that:

                    (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects;

                    (b) it shall not terminate the Agreement unless in strict compliance with the terms of the Agreement; and

                    (c) within 60 days of the date hereof, it will (i) deliver to the Trustee executed copies of software licenses or sublicenses, in a form reasonably acceptable to the Trustee, which grant to the Trustee the right to utilize any of the software owned or licensed by the Servicers that is necessary to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents, and (ii) have taken all necessary actions in connection with, and to ensure completion of, each of the Servicer Site Review and the Standby Liquidation System.

                    SECTION 7.3. Covenants of the Master Servicer. The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects.


                                     ARTICLE VIII

                                    MISCELLANEOUS

                    SECTION 8.1.  Ratification of Agreement.  As
          supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                    SECTION 8.2. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                    SECTION 8.3. Further Assurances. Each of the Company and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the Term Certificates hereunder, including, without limitation, in the case of the Company, the execution of any financing or registration statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC or similar legislation of any applicable jurisdiction.

                    SECTION 8.4. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or any Term Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                    SECTION 8.5. Amendments. This Supplement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of Section 10.1 of the Pooling Agreement.

                    SECTION 8.6. Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given in the manner set forth, in the case of the Company, the Master Servicer and the Trustee, in Section 10.5 of the Pooling Agreement, and in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Rating Agencies or to such other address as may be hereafter notified by the respective parties hereto:

                         D&P:           Duff & Phelps Credit Rating Co.
                                        55 East Monroe Street
                                        Chicago, Illinois  60603
                                        Attention: Asset-Backed Research
                                          and Monitoring Group
                                        Telecopier: (312) 263-2852


                         S&P:           Standard & Poor's Ratings Group
                                        25 Broadway
                                        New York, New York  10004
                                        Attention: Asset-Backed
                                          Surveillance Group
                                        Telecopier: (212) 412-0225

          Any notice required or permitted to be mailed to a Term
          Certificateholder shall be given as provided in Section 4A.3.

                    SECTION 8.7. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.


                                      ARTICLE IX

                                 FINAL DISTRIBUTIONS

                    SECTION 9.1. Certain Distributions. (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables are deposited into the Series 1 Non-Principal Collection Sub-subaccount and the Series 1 Principal Collection Sub-subaccount pursuant to subsection 7.2(b) of the Agreement, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

                    (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.3 of the Agreement with respect to the Term Certificates.

                    IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Series 1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                        CARCORP, INC.


                                        By: Anthony Hardwick
                                           Name: Anthony Hardwick
                                           Title: Vice President, Secretary
                                                  and Treasurer



                                        COLLINS & AIKMAN PRODUCTS CO.,
                                         as Master Servicer


                                        By: Anthony Hardwick
                                           Name: Anthony Hardwick
                                           Title: Vice President, Controller,
                                                  Acting Chief Financial Officer
                                                  and Assistant Treasurer




                                        CHEMICAL BANK, not in its
                                          individual capacity but solely as
                                          Trustee

                                        By: Charles E. Dooley
                                           Title: Vice President

                                                                 Schedule 1



                                    Trust Accounts

                    The U.S. Dollar Collection Account has been established by and at Chemical Bank, account number 323-334466.


                    The U.S. Dollar Collection Account is for the account of Chemical Bank, as trustee for the C&A Master Trust.


                    The Canada/U.S. Dollar Collection Account has been established by and at Canadian Imperial Bank of Commerce, account number 04-46718.


                    The Canada/U.S. Dollar Collection Account is for the account of Chemical Bank, as trustee for the C&A Master Trust.


                    The Canada/Canadian Dollar Collection Account has been established by and at Canadian Imperial Bank of Commerce, account number 22-43318


                    The Canada/Canadian Dollar Collection Account is for the account of Chemical Bank, as trustee for the C&A Master Trust.